UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 28, 2000









                      E-COMMERCE GROUP INC.
     (Exact name of registrant as specified in its charter)







Nevada                000-27139                   88-0293704
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

3675 Pecos-McLeod, Suite 1400, Las Vegas, NV 89121
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 866-2500



ITEM 6.   RESIGNATIONS OF REGISTRANTS' DIRECTORS

On  November 28, 2000, Collin Gray resigned as President  and
Director of the Company, effective immediately.

On  November 28, 2000, Daniel Gray resigned as Secretary  and
Treasurer of the Company, effective immediately.

On  November 28, 2000, Gary Gray resigned as Director of  the
Company, effective immediately.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           e-commerce group Inc.



                           By: /s/ David Wong
                              David Wong, Acting President



                           Date: November 30, 2000